COMMITMENTS	12 Months Ended
Nov. 30, 2018
Disclosure Of Commitment [Abstract]
COMMITMENTS
20.	COMMITMENTS

The Company is committed to an operating lease pertaining to an office space. On September 15, 2017 in connection with LBIX’s sale of its former subsidiaries, the Company entered into a series of share purchase and escrow agreements whereby the Company deposited $600,000 in escrow as security for potential financial lease liabilities (as well as excluded liabilities and existing claims) relating to the office lease between LBIX and the landlord. The office lease is currently being subleased and has not resulted in additional payments from the Company since the sale of the Company’s subsidiaries. The Company expects that the remaining exposure of the office lease commitment is until April 2019.